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                                                                   Exhibit 10.22
The CIT Group/
Business Credit
3rd Floor
300 South Grand Avenue
Los Angeles, CA 90071
213 621-8300

As of January 29, 1994


Orchard Supply Hardware Corporation
6450 Via Del Oro
San Jose, California 95161

Gentlemen:

Reference is made to the Financing Agreement between us dated October 29, 1992, as amended (the "Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

Pursuant to mutual understanding, the Agreement is hereby amended as follows:

Paragraph 14 of Section 6 of the Agreement is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

          "14. The Company shall have on the last day of each fiscal quarter of the Company a Leverage Ratio of not more than:

          Fiscal Period Ending          Ratio
          --------------------          -----

          January 31, 1994              1.85 to 1
          May 1, 1994                   1.75 to 1
          July 31, 1994                 1.75 to 1
          October 30, 1994              1.75 to 1
          January 29, 1995              1.75 to 1
          April 30, 1995 and each
          fiscal quarter thereafter     1.60 to 1"

Except as set forth above, no other change in the terms or provisions of the Agreement is intended or implied. If the foregoing is in accordance with your understanding of our

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agreement, kindly so indicate by signing and returning the enclosed copy of this letter.

                         Very truly yours,


                         THE CIT GROUP/BUSINESS CREDIT, INC.


                         By /s/ Edward R. Burns
                            --------------------------------
                            Title:  Assistant Secretary

Read and Agreed to:

ORCHARD SUPPLY HARDWARE CORPORATION

By /s/ Stephen M. Hilberg
   --------------------------------
   Title:  Vice President-Finance


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